UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 6, 2005

SPIRIT FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	01-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14631 N. Scottsdale Road, Suite 200

Scottsdale, Arizona  85254

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.  Departure of Directors or Principal Officers;  Election of Directors;  Appointment of Principal Officers.

On September 6, 2005, Spirit Finance Corporation’s (the “Company”) board of directors elected Christopher H. Volk, the Company’s President and Chief Operating Officer, to the office of Chief Executive Officer of the Company.  Mr. Volk will serve as President and Chief Executive Officer and will also continue to serve as a member of the board of directors of the Company. Mr. Morton H. Fleischer, who served as the Company’s Chairman of the Board and Chief Executive Officer since the Company’s inception, will remain Chairman of the Board of Directors and will continue to be involved in the day-to-day operations of the Company.

Mr. Volk, age 49, has served as a director and President and Chief Operating Officer of the Company since its formation in August of 2003.  Mr. Volk has an extensive background in finance and asset management. Prior to the Company’s formation, Mr. Volk served for over 16 years in numerous capacities with Franchise Finance Corporation of America (“FFCA”) and its successor, GE Franchise Finance (“GEFF”), including President and Chief Operating Officer and a member of FFCA’s board of directors. Mr. Volk continued with GEFF until December 2002, serving as Chief Operating Officer of GEFF. Mr. Volk has been widely published in the areas of finance, credit analysis and valuation and has frequently served as a guest lecturer and conference speaker. Mr. Volk received his Bachelor of Arts from Washington and Lee University and his MBA from Georgia State University.

Each of Mr. Fleischer and Mr. Volk’s current employment agreements, dated December 15, 2003, will be amended to reflect the change in title of each officer.  The remaining provisions of each agreement, including the term, base salary and annual bonus of each officer as set by the compensation committee of the Company’s board of directors, will continue in effect unchanged.

Item 7.01.  Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On September 6, 2005, the Company issued a press release announcing the change in its Chief Executive Officer described in Item 5.02 above.  The text of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1                 Press Release of Spirit Finance Corporation dated September 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION

Date: September 6, 2005	By:	/s/ Catherine Long
Catherine Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Spirit Finance Corporation dated September 6, 2005